UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 19, 2020

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
Consumers Energy Company Cumulative Preferred Stock, $1.00 par value: $4.50 Series	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:  CMS Energy Corporation ☐        Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  CMS Energy Corporation ☐        Consumers Energy Company ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01 Other Events.

On November 24, 2020, CMS Energy Corporation (CMS Energy”) and Consumers Energy Company (“Consumers Energy”) announced the following management changes.

As of December 1, 2020, LeeRoy Wells Jr. will assume the position of senior vice president of operations. Wells, age 42, joined Consumers Energy in 2006 as part of the electric generation operations team responsible for electric infrastructure reliability. He was elected vice president of gas operations in 2019. Prior to this role, Wells served in a variety of leadership positions across the business as vice president of operations support overseeing the supply chain, corporate safety and health, fleet, facilities, and real estate departments helping to ensure reliability and safety within our infrastructure. He has also worked as an executive director in electric operations, leading a workforce of over 480 employees in the area of electric low voltage distribution, construction and service restoration.

As of December 1, 2020, Tonya Berry will assume the position of vice president of gas operations.  Berry, age 48, has served as vice president of operations performance since November 2018. In her role, she leads the implementation of Lean methodologies to further enhance our Quality Assurance function and improve work management processes within the gas and electric groups.  Berry joined Consumers Energy in 2015 as a member of the quality team. After briefly serving as manager of strategic initiatives with Massachusetts-based Energy Federation, Inc., she returned in 2017 to successfully lead Consumers Energy’s Lean Office and the company’s adoption of the CE Way. Berry has 20 years of experience deploying Lean methodologies across many industries and is a Six Sigma Black Belt from Lawrence Tech University. Prior to joining Consumers Energy, Berry also worked for Chrysler LLC in lean operations and industrial engineering.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index
99.1	CMS Energy News Release dated November 24, 2020
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: November 24, 2020	By:	/s/ Shaun M. Johnson
Shaun M. Johnson
Senior Vice President and
General Counsel

CONSUMERS ENERGY COMPANY

Dated: November 24, 2020	By:	/s/ Shaun M. Johnson
Shaun M. Johnson
Senior Vice President and
General Counsel